PROVISION FOR ENVIRONMENTAL REHABILITATION	12 Months Ended
Dec. 31, 2023
Disclosure Of Provision For Environmental Rehabilitation [Abstract]
PROVISION FOR ENVIRONMENTAL REHABILITATION [Text Block]

20. PROVISION FOR ENVIRONMENTAL REHABILITATION

	2023	2022
Beginning balance as at January 1	113,725	87,571
Change in estimates	12,673	28,163
Accretion	2,328	367
Settlements	(740)	(2,775)
PER from Cariboo acquisition (Note 4)	17,936	-
Foreign exchange differences	(136)	399
Ending balance as at December 31	145,786	113,725

The PER represents the present value of estimated costs of legal and constructive obligations required to retire an asset, including decommissioning and other site restoration activities. The majority of these expenditures occur after the end of the life of the related operation. For the Gibraltar mine, it is anticipated that these costs will be incurred over a period of at least 100 years beyond the end of the current mine life based on known reserves. The change in the PER during 2023 is primarily due to the changes in the estimates of risk-free discount rates applied in determining the obligation.

As at December 31, 2023, the PER was calculated on a present value basis for closure costs to be incurred in the first 30 years using a nominal risk-free discount rate of 2.96% (2022 - 3.31%) based on the 30 year overnight index swap (OIS) rate. For discounting annual closure cashflows beyond 30 years, a risk free yield curve was extrapolated from the implied OIS swap rate for liquid, investment grade corporate bonds with durations between 50 to 100 years. A nominal risk free rate of up to 3.91% was utilized in 2023 (2022 - 4.41%) for discounting closure costs up to 100 years from the estimated date of site closure for Gibraltar based on current reserves. A long-term inflation rate range between 1.72% to 1.65% (2022 - 2.02% to 1.80%) over tenors between 30 to 100 years was applied to derive nominal cash flow estimates. The PER calculation is sensitive to changes in the nominal risk free rate and as at December 31, 2023 a 25 basis point increase or decrease could result in a change in the PER by approximately $17,996.

PER estimates are reviewed regularly and there have been adjustments to the amount and timing of cash flows as a result of updated information. Assumptions are based on the current economic environment, but actual rehabilitation costs will ultimately depend upon future market prices for the necessary decommissioning work required, which will reflect market conditions at the relevant time. Furthermore, the timing of rehabilitation will depend on when the mine ceases production which, in turn, will depend on future mineral reserves, metal prices, operating conditions and many other factors which are inherently uncertain.

As at December 31, 2023, the Company has provided surety bonds to the regulatory authorities for its share of reclamation obligations totaling $96.0 million and restricted cash of $6.3 million for its share of Gibraltar's reclamation security. For Florence Copper, the Company has provided to the federal and state regulator surety bonds totaling $47.8 million as reclamation security. Security for reclamation obligations is returned once the site is reclaimed to a satisfactory level and there are no ongoing monitoring and maintenance requirements.